MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

THE FUND


  [ ] A closed-end investment fund that invests primarily in high-quality fixed-income securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol, MRF.



INVESTMENT OBJECTIVE


  [ ] To achieve high monthly income consistent with preservation of capital.



DIVIDEND OBJECTIVE


  [ ] To distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

REPORT FROM THE CHAIRMAN AND PRESIDENT

We appreciate the opportunity to provide the Annual Report to Shareholders for Mentor Income Fund for the 12 months ended October 31, 1998. Regardless of market environment, the Fund's primary mission remains the same, to provide attractive income and competitive net asset value total returns to shareholders.


During the year ended October 31, 1998, the Fund paid dividends totaling $0.77 per share, which represents an annualized yield of 9.00% based on the Fund's closing market price of $8.56 on October 31, 1998. These monthly dividends have provided the Fund's shareholders with a significant income advantage over the average yield-to-maturity of 5.33%, attainable during the period from U.S. Treasury securities having the same approximate maturity as the average life of the Fund's investments. Of course, Treasuries are guaranteed as to principal and interest, while the Fund's shares are not guaranteed and will fluctuate in value.


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MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

MARKET CONDITIONS
Chart I: A Period of Falling Interest Rates

[CHART]

                   10/31/97            10/31/98

3 Months             5.19                  4.32
6 Months             5.31                  4.35
1 Year               5.35                  4.18
2 Year               5.61                  4.11
5 Year               5.72                  4.23
10 Year              5.83                  4.6
30 Year              6.15                  5.15


Source: Bloomberg

As Chart I indicates, as of October 31, 1998, interest rate levels had fallen dramatically across the full length of the yield curve. These yield declines ranged from a 0.87% drop for three-month Treasury bills to a 1.50% decline for two-year Treasury notes. Two, 10-year, and 30-year Treasuries closed the period at 4.11%, 4.60%, and 5.15% respectively, each down by over 1.00% from the beginning of the period.

On September 29th the Federal Reserve initiated its first monetary intervention in over two years, a 0.25% reduction in the Federal Funds rate. This easing was followed by an additional 0.25% cut on October 17th. By the end of October the short-to-intermediate portion of the yield curve was actually inverted (three-month Treasury bills were yielding more than five-year treasury bonds), implying market expectations of future monetary easing by the Federal Reserve, continued benign domestic inflation, and a slowing economy.


In the past few months the market has grown increasingly concerned that a global deflationary spiral could unfold. The IMF policy prescription of currency devaluation coupled with tight monetary and fiscal polices appears to be making economic conditions even worse for Korea, Indonesia, Russia, etc. The large debt burdens and faltering growth rates of the economies under IMF supervision have raised the specter of wide scale defaults despite IMF intervention. Russia's August announcement that it would simultaneously devalue the ruble and unilaterally reschedule the repayment

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MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

terms of its debt brought this fear home to many global investors. As the implicit guarantee of the IMF loses its credibility, the emerging markets that had been relatively healthy are being put under increasing pressure. Concerns about the credit quality of these nations have elevated interest rates in these economies to the point where a slowdown in economic growth is becoming inevitable. Such a global slowdown cannot help but put significant downward pressure on U.S. growth and inflation rates.


The U.S. has not been immune to global credit quality anxiety. The yield spread between Treasury rates and high quality corporate bonds, a traditional measure of credit concerns within the economy, ballooned out toward quarter's end to levels not seen since the last recession. The high yield market has come under even more stress as investors abandon markets with any hint of credit risk. The underperformance of spread sectors has caused leveraged investors such as hedge funds and real estate investment trusts to come under severe funding pressure. As lenders call their loans or demand more collateral, these leveraged investors are left with few alternatives but to sell assets into an already depressed market. These forced asset liquidations have further depressed prices in corporate bonds and mortgage-backed securities, and in many instances trading activity has all but ceased in many market sectors.



EFFECT ON THE FUND
Our results for the year ended October 31, 1998 trailed a number of market indexes that we have traditionally used to assess our relative performance. As Chart II indicates, the Fund's 5.22% net asset value total return for the 12 months ended October 31, 1998 compares to the 7.40%, 11.34%, and 13.44% returns posted by the Merrill Lynch Mortgage, Government Bond, and 7-year Treasury indexes,* respectively. The return of the Fund's Lipper U. S. Mortgage Bond Fund peer group was 7.34%.** This relatively weak performance when compared to our traditional benchmarks is explained in large part by the dramatic outperformance of Treasury securities when compared to virtually all other fixed-income asset classes. Our exposure to a variety of spread products, in particular adjustable

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MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

rate mortgage backed securities, caused us to lag badly during a period in which such a premium has been placed on the most liquid and secure credits.


Chart II: Relative Performance
(10/31/97 - 10/31/98)


Mentor Income Fund        5.22%
Lipper Peer Group         7.34%
Mortgage Index            7.40%
Gov't Bond Index         11.34%
7-Year Treasury          13.44%





Source: Lipper Analytical Services, Inc. and Merrill Lynch

The charts above illustrate the dramatic expansion in the spread between the assets in which the Fund has traditionally invested and U.S. Treasury securities. The underperformance of mortgages and related securities was particularly harmful to the Fund's performance. Historically, the Fund has relied heavily on mortgage related securities to meet its high-income investment objective. Adjustable rate mortgage (ARM) securities in particular have been an important part of the Fund's income producing strategies. Early in 1998, approximately half of the Fund's ARM exposure, both on balance sheet and through our residual CMO interests, was sold. Reducing ARM exposure put significant pressure on the Fund's earnings power. However, we expected significant acceleration in prepayments on this asset class, and a poor relative price performance as a result. The ARMs that were retained within the portfolio were deemed to be the least vulnerable to increased prepayments.


While our prepayment forecasts on the retained ARM securities proved to be accurate, we could not have foreseen the liquidity crisis that struck the securities market in September and October. This liquidity crisis prompted many lenders to demand immediate loan repayments from real estate investment trusts (REITs). REITs, like the Fund, have traditionally been significant investors in the ARM market. In many instances the REITs were forced to sell their ARM holdings in response to their lender's repayment demands. These forced liquidations caused ARM prices to drop dramatically during

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MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

the months of September and October, and significantly hurt Fund performance. The ARMs held by the Fund have continued to prepay in accordance with our expectations. As a result, we are confident that as market liquidity recovers so will the prices of these assets.



PORTFOLIO STRATEGY
Throughout the year ended October 31, 1998 we continued to focus on our primary objectives - to provide attractive income, maintain risk close to that of intermediate Treasuries, and capitalize on the investment opportunities provided within the guidelines of our investment policy.*** Security selection, sector allocation, and yield curve-weighting strategies remain the fundamental methods through which we seek to add value.


Our short-term strategy in this tumultuous environment has been to tilt portfolio durations somewhat long relative to our benchmarks; sector allocations have been weighted more heavily toward treasury securities than has historically been the case. Given our long-term confidence in the U.S. economy we are selectively moving into domestic spread sectors with an eye towards an even more aggressive weighting as opportunities present themselves. For the present, credit risks are being taken primarily in those industries that can best be expected to weather a downturn in economic growth. More aggressive moves will require that we be convinced that these markets have stabilized, which will require that the Fed continue to maintain accommodative credit conditions.


The primary risk we see to our outlook is timing. The U.S. economy has a tremendous forward momentum and the current yield curve anticipates continued accommodative monetary policy. Should events unfold more slowly than the market hopes, the bond market could encounter some short-term turbulence. We would view these sell-offs as short term in nature and would utilize the higher yield levels to further extend the Portfolio's duration.

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MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

[CHART]

Portfolio Composition

Fixed-Rate Single-Class Mortgage Backed Securities          39.2%
Corporate Bonds                                              3.1%
Adjustable-Rate Mortgage-Backed Securities                   2.5%
Residual Interests                                           6.7%
Asset-Backed Securities                                      4.2%
U.S. Treasury Securities                                    10.5%
Interest-Only Securities                                     0.1%
Repurchase Agreement                                         0.5%
Preferred Stocks                                             3.3%
Fixed-Rate Multiple-Class Collateralized Mortgage
  Obligations                                               29.9%



MARKET OUTLOOK
Economic growth is almost certain to slow in the upcoming year, as the impact of slower growth overseas and distressed credit markets here at home takes effect. We do not, however, anticipate a recession for 1999. The United States has ample policy alternatives to fight any slowing in the domestic economy. As inflation has fallen, the real rate of interest (the nominal interest rate minus inflation) implied by the Fed Funds rates has risen appreciably. Assuming that the turmoil overseas will place continued downward pressure on inflation rates, the Fed could lower Fed Funds significantly further and still maintain a real interest rate higher than the historical average. Unlike Japan, the U.S. has a healthy, well-capitalized banking system and therefore any easing in monetary conditions will help stimulate demand. For the first time in many decades, the current budget surplus means that an expansionary fiscal policy could be implemented without necessarily driving up real interest rates and therefore crowding out private investment.


Given sufficient aggressive action on the part of the Fed, a recession can be avoided. With an easing Fed and declining inflation, the backdrop for bonds remains positive. The market could see rates last observed in the 1950s. The U.S. and Great Britain currently have by far the highest interest rates within the G-7 group of industrialized nation. This gap between our relative interest rates cannot persist indefinitely given the similarity in the inflation rates experienced by these seven economies. Our outlook is for U.S. rates to converge down toward the rates currently seen in the economies of Europe, rather than for their rates to rise to meet ours. Furthermore, as the Fed provides liquidity to the currently distressed credit markets, corporate bonds and mortgage backed securities have the potential for

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MENTOR INCOME FUND, INC.
ANNUAL REPORT
OCTOBER 31, 1998
--------------------------------------------------------------------------------

significant outperformance in the upcoming year.



DIVIDEND REINVESTMENT PLAN
Shareholders who wish to purchase additional shares can do so through the Fund's automatic dividend reinvestment plan. Over 60% of the Fund's shareholders participate in this plan. If you would like to receive information about the plan, please call our plan agent at (800) 426-5523.


Sincerely,

/s/ Daniel J. Ludeman

Daniel J. Ludeman
CHAIRMAN



/s/ Paul F. Costello

Paul F. Costello
PRESIDENT

     * The Merrill Lynch Mortgage Index is a composite of fixed-rate mortgage pass-through securities. The Merrill Lynch Government Bond Index is a composite of approximately 2,350 Treasury and Agency issues with maturities ranging from one to 30 years. The Merrill Lynch 3-Year and 7-Year Treasury Indexes are adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
   ** Lipper Analytical Services, an independent rating company, groups funds by investment objective and calculates performance figures for each group. Performance does not include sales charges and does include reinvestment of all distributions.
 *** While portfolio managers will endeavor to manage the portfolio in accordance with this strategy, there are no guarantees that it will be successful. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998


                                                                          Principal
                                               Percent of Net Assets       Amount       Market Value
---------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS                         143.07%
---------------------------------------------------------------------------------------------------
PREFERRED STOCK                                 4.72%
 Home Ownership Funding Corporation
   (cost $5,132,788) (a)                                                $ 5,650,000     $ 5,542,305
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES AND AGENCIES        83.03%
 Federal Home Loan Mortgage Corporation
   Series 1647 B, 6.50%, 11/15/08                                         7,358,165       7,358,165
   Series 1693 Z, REMIC, 6.00%, 3/15/09                                   6,146,614       6,186,567
   7.57% - 10.75%, 9/01/09 - 9/01/28                                      1,914,790       2,047,934
   6.00%, 6/01/28 (d)                                                     5,030,007       4,974,993
 Federal National Mortgage Association
   6.00%, 12/01/13 - 3/01/28, ARM (d)                                    11,181,768      11,101,773
   10.50%, 11/01/18 (d)                                                   3,950,449       4,333,114
   6.00% - 7.48%, 7/01/27 - 2/01/28, ARM                                  1,774,172       1,753,350
   Series 1998-24, Class JZ, 6.50%, 5/18/28                               2,868,943       2,847,426
 Government National Mortgage Association
   15-year Platinum, 7.00%, 12/15/08 (d)                                  3,659,953       3,801,345
   11.50%, 2/15/13 - 6/15/19                                                168,473         191,888
   6.00%, 10/25/25                                                        3,800,000       3,766,750
   6.50%, 7/15/28, ARM                                                    1,398,691       1,413,989
   6.50% - 7.00%, 3/15/28 - 8/15/28,
    ARM (d)                                                              16,869,012      17,207,020
 Government National Mortgage
   Association, II
   4.50% - 7.00%, 12/20/22 - 1/20/28,
    ARM                                                                  12,797,533      12,773,973
 U.S. Treasury Bonds, 6.13%, 11/15/27 (d)                                 8,400,000       9,469,908
 U.S. Treasury Notes, 5.25% - 6.63%,
   3/31/02 - 5/15/08                                                      4,000,000       4,249,390
 U.S. Treasury Strips, 6.01%, 11/15/21                                   14,200,000       4,012,963
---------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies (cost $95,418,102)                         97,490,548
---------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998


                                                                            Principal
                                                  Percent of Net Assets       Amount     Market Value
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS                                  4.42%
-----------------------------------------------------------------------------------------------------
 Capital One Bank, 7.15%, 9/15/06, puttable
   9/15/99                                                                 $4,000,000     $4,154,844
 United Dominion Realty, 7.25%, 1/15/07                                     1,050,000      1,037,148
----------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $5,062,607)                                                    5,191,992
----------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGES                        3.64%
 California Federal Bank, Series 1991-CI2,
   Class A, 7.32%, 7/15/21 (b)                                                367,716        367,707
 Kidder Peabody Acceptance Corporation,
   Series 1989-3, Class A, 8.90%,
   6/20/19 (b)                                                                611,637        611,558
 Structured Asset Securities Residential Trust,
   Series 1990-1, Class A, 7.78%, 4/01/20                                   3,296,939      3,291,595
----------------------------------------------------------------------------------------------------
Total Adjustable Rate Mortgages (cost $4,380,017)                                          4,270,860
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                          6.10%
 Advanta Mortgage Loan Trust, Series
   1993-3, Class A5, 5.55%, 1/25/25                                         1,072,921      1,076,712
 AFG Receivables Trust, Series 1995-A, Class
   B, 6.45%, 9/15/00                                                          295,911        296,010
 CS First Boston Mortgage Securities
   Corporation, Series 1996-2, Class A6,
   7.18%, 2/25/18                                                           2,750,000      2,852,017
 Olympic Automobiles Receivables Trust,
   Series 1994-B, Class A2, 6.85%, 6/15/01                                    647,249        648,305
 Old Stone Credit Corporation Home Equity
   Trust, Series 1993-2, 6.20%, 6/15/08                                     1,002,635      1,000,107
 Union Acceptance Corporation Auto Trust,
   Series 1996-B, 6.45%, 7/09/03                                            1,282,586      1,291,669
----------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost $6,899,676)                                            7,164,820
----------------------------------------------------------------------------------------------------

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998


                                                                        Principal
                                              Percent of Net Assets       Amount      Market Value
                                             -----------------------  -------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS          31.51%
 Equifax Credit Corporation Series 1998-A,
   6.16%, 4/15/08                                                      $ 1,481,250    $ 1,486,711
 General Electric Capital Mortgage Services
   Series 1993-18, Class B1, 6.00%,
    2/25/09 (a)                                                          1,913,044      1,900,652
   Series 1996-4, Class B1, 7.00%, 3/25/26                               4,386,365      4,290,874
   Series 1997-13, Class M, 6.75%,
    12/25/12                                                             1,938,292      1,905,438
   Series 1998-1, Class M, 6.75%, 1/25/13                                  729,032        729,635
   Series 1998-3, Class M, 7.00%, 1/25/28                                2,727,790      2,708,109
 NASCOR
   Series 1996-2, Class M, 7.00%, 9/25/11                                1,745,172      1,786,875
   Series 1997-7, Class M, 7.00%, 5/25/27                                1,576,475      1,588,354
 Prudential Home Mortgage Securities
   Series 1993-27, Class M, 7.50%, 5/25/23                               3,071,434      3,129,444
   Series 1993-22, Class M, 7.00%, 7/25/23                               4,603,791      4,722,145
   Series 1995-5, Class M, 7.25%, 9/25/25                                2,559,758      2,615,166
   Series 1994-29, Class M, 7.00%,
    10/25/24                                                             3,153,696      3,223,087
   Series 1995-5, Class B1, 7.25%,
    9/25/25 (a)                                                          2,643,954      2,699,490
   Series 1995-7, Class M, 7.00%, 11/25/25                               1,938,329      1,968,691
   Series 1996-4, Class M, 6.50%, 4/25/26                                  583,970        577,106
   Series 1996-8, Class M, 6.75%, 6/25/26                                1,656,197      1,668,193
---------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (costs $35,256,487)                          36,999,970
---------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES                      0.08%
 Conti-Mortgage Home Equity Loan Trust
   Series 94-3, 0.13%, 3/15/14 (c)
   (cost $173,685)                                                      55,476,785         86,599
---------------------------------------------------------------------------------------------------
RESIDUAL INTERESTS (A)                        9.57%
---------------------------------------------------------------------------------------------------
 Capital Mortgage Funding, Inc., 1998-1,
   1/22/27                                                                  43,831        690,617

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998


                                                                          Principal
                                                 Percent of Net Assets     Amount     Market Value
---------------------------------------------------------------------------------------------------
RESIDUAL INTERESTS (A) (CONTINUED)
---------------------------------------------------------------------------------------------------
 General Mortgage Securities, Inc., 1989-2,
   1998, 4/17/19                                                          $16,390       $970,877
 General Mortgage Securities II, Inc., 1991-4,
   1998, 3/28/20                                                              776        260,816
 General Mortgage Securities II, Inc., 1991-7,
   1998, 6/28/30                                                              705        291,554
 General Mortgage Securities II, Inc., 1995-1,
   1998, 6/25/20                                                           13,705        386,483
 General Mortgage Securities II, Inc., 1995-4,
   1998, 6/25/23                                                            8,670        373,843
 General Mortgage Securities II, Inc., 1997-4,
   1998, 5/20/22                                                           15,161        586,746
 General Mortgage Securities II, Inc., 1997-5,
   1997, 7/20/23                                                           22,196        655,770
 National Mortgage Funding I, Inc., 1992-4,
   1997, 6/01/29                                                            6,175        577,820
 National Mortgage Funding I, Inc., 1993-1,
   1998, 6/18/14                                                           35,929        531,667
 National Mortgage Funding I, Inc., 1995-4,
   1998, 3/20/21                                                            6,858        132,543
 National Mortgage Funding I, Inc., 1996-1,
   1998, 4/25/25                                                           23,333        386,287
 National Mortgage Funding I, Inc., 1997-6,
   1997, 9/20/21                                                           32,306        607,883
 National Mortgage Funding I, Inc., 1997-7,
   1997, 7/20/22                                                           34,390        613,117
 National Mortgage Funding I, Inc., 1997-8,
   1997, 2/20/23                                                           60,340        607,694
 National Mortgage Funding I, Inc., 1997-9,
   10/20/24                                                                24,762        581,721
 National Mortgage Funding I, Inc.,
   1997-10, 10/20/24                                                       32,987        434,878
 National Mortgage Funding I, Inc., 1998-1,
   10/20/22                                                                16,715        399,053

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998


                                                                        Principal
                                               Percent of Net Assets     Amount      Market Value
---------------------------------------------------------------------------------------------------
RESIDUAL INTERESTS (A) (CONTINUED)
-----------------------------------------------------------------------------------------------------
 National Mortgage Funding I, Inc., 1998-2,
   10/20/23                                                             $ 18,535    $     428,458
 National Mortgage Funding I, Inc., 1998-3,
   11/20/23                                                               19,110          428,540
 National Mortgage Funding I, Inc., 1998-4,
   10/25/29                                                                  784          475,902
 National Mortgage Funding I, Inc., 1998-5,
   11/25/22                                                                6,797          362,277
 National Mortgage Funding I, Inc., 1998-9,
   11/20/22                                                               28,133          443,692
---------------------------------------------------------------------------------------------------
Total Residual Interests (cost $13,532,316)                                            11,228,238
---------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS (COST $165,855,678)                                       167,975,332
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                            0.72%
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Goldman Sachs & Company
    Dated 10/30/98, 5.44%, due 11/02/98
    collateralized by $836,192 Federal
    Home Loan Mortgage Corporation,
    6.86%, 9/25/26, market value
    $865,459 (cost $847,585)                                             847,585          847,585
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $166,703,263)          143.79%                                168,822,917
---------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                  (43.79%)                               (51,409,495)
---------------------------------------------------------------------------------------------------
NET ASSETS                                     100.00%                              $ 117,413,422
---------------------------------------------------------------------------------------------------

ARM - Adjustable Rate Mortgage
CMO - Collateralized Mortgage Obligation
REMIC - Real Estate Mortgage Investment Conduit

MENTOR INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(b) All or a portion of these securities are illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors.
(c) Notional principal amount.
(d) A portion of these securities have been segregated as collateral for reverse repurchase agreements.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $153,491,978 and $133,871,500, respectively.



INCOME TAX INFORMATION
At October 31, 1998, the aggregated cost of investment securities for federal income tax purposes was $167,548,618. Net unrealized appreciation aggregated $1,274,299, of which $5,096,585, related to appreciated investment securities and $3,822,286, related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
 Investments, at market value (cost $166,703,263)     $168,822,917
 Cash                                                      260,096
 Receivables
   Investments sold                                      4,864,262
   Interest                                              1,266,668
 Other assets                                              250,432
--------------------------------------------------------------------------------
   Total assets                                        175,464,375
--------------------------------------------------------------------------------
LIABILITIES
 Payables
   Reverse repurchase agreements                        54,000,000
   Investments purchased                                 3,798,892
   Income dividends                                        153,938
 Accrued expenses and other liabilities                     98,123
--------------------------------------------------------------------------------
   Total liabilities                                    58,050,953
--------------------------------------------------------------------------------
NET ASSETS                                            $117,413,422
--------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
 Common stock at par value                                 118,178
 Additional paid-in capital                           $131,092,850
 Accumulated undistributed net investment loss            (153,938)
 Accumulated net realized loss on investment
   transactions                                        (15,763,322)
 Net unrealized appreciation on investments              2,119,654
--------------------------------------------------------------------------------
   Net Assets                                         $117,413,422
   Shares Outstanding                                   11,817,776
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                             $       9.94
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME
 Interest (b) (Note 2)                                       $ 11,519,802
--------------------------------------------------------------------------------
EXPENSES
 Management fee                                                   771,866
 Administration fee                                               118,712
 Shareholders reports and postage expenses                         77,779
 Shareholder service fee                                           59,999
 Custodian fee                                                     58,135
 Transfer agent fee                                                51,069
 Legal fees                                                        36,012
 Registration and filing fees                                      29,315
 Directors' fees and expenses                                       5,028
 Audit fees                                                         3,565
 Miscellaneous                                                      3,890
--------------------------------------------------------------------------------
   Total operating expenses                                     1,215,370
--------------------------------------------------------------------------------
 Interest expense                                               2,699,217
--------------------------------------------------------------------------------
   Total expenses                                               3,914,587
--------------------------------------------------------------------------------
Net investment income                                           7,605,215
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 INTEREST-RATE SWAPS
 Net realized loss on investments and interest-rate swaps        (958,710)
 Change in unrealized appreciation on investments              (1,445,672)
--------------------------------------------------------------------------------
   Net loss on investments and interest-rate swaps             (2,404,382)
Net increase in net assets resulting from operations          $ 5,200,833
--------------------------------------------------------------------------------

(b) Net of interest expense on interest-rate swaps of $664,854.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------


INCREASE IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase in net assets from operations                       $  5,200,833
 Adjustments to reconcile net increase in net assets from
   operations to net cash provided by operating activities:
   Purchase of investment securities                              (153,491,978)
   Proceeds from disposition of investment securities              168,194,663
   Sale of short-term investment securities, net                      (505,418)
   Increase in variation margin on interest-rate swaps                  95,885
   Decrease in interest receivable                                     409,096
   Decrease in receivable for securities sold                          813,409
   Decrease in other assets                                              2,486
   Decrease in payable for securities purchased                    (18,310,505)
   Decrease in accrued expenses and other liabilities                 (253,116)
   Decrease in unrealized appreciation on investments                1,445,672
   Net realized loss from investments and interest-rate swaps          958,710
--------------------------------------------------------------------------------
 Net cash provided by operating activities                           4,559,737
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Increase in reverse repurchase agreements                           4,763,769
 Cash distributions paid                                            (9,064,620)
--------------------------------------------------------------------------------
 Net cash used in financing activities                              (4,300,851)
--------------------------------------------------------------------------------
 Net increase in cash                                                  258,886
--------------------------------------------------------------------------------
CASH:
 Beginning of year                                                       1,210
--------------------------------------------------------------------------------
 End of year                                                      $    260,096
--------------------------------------------------------------------------------

Cash paid for interest on indebtedness for the year was $2,964,593.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                                  Year Ended          Year Ended
                                                                   10/31/98            10/31/97
                                                              -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                                          $   7,605,215       $   9,736,025
 Net realized gain (loss) on investments and interest-rate
   swaps                                                             (958,710)            602,516
 Change in unrealized appreciation on investments                  (1,445,672)          2,065,727
-------------------------------------------------------------------------------------------------
   Increase in net assets resulting from operations                 5,200,833          12,404,268
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                             (8,419,461)         (9,930,537)
 Tax return of capital                                               (680,074)                  -
-------------------------------------------------------------------------------------------------
 Total distributions to Shareholders                               (9,099,535)          9,930,537
-------------------------------------------------------------------------------------------------
 Increase (decrease) in net assets                                 (3,898,702)          2,473,731
NET ASSETS
 Beginning of year                                                121,312,124         118,838,393
-------------------------------------------------------------------------------------------------
 End of year (including accumulated undistributed net
   investment income (loss) of ($153,938), and
   $860,161, respectively)                                      $ 117,413,422       $ 121,312,124
-------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
FINANCIAL HIGHLIGHTS



                                                                     Year Ended October 31,
                                            ------------------------------------------------------------------------
                                                1998           1997           1996           1995           1994
                                            ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF YEAR            $   10.27      $  10.06       $  10.21       $   9.60        $  11.29
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                             0.64          0.82           0.83           0.80            1.02
 Net realized and unrealized gain (loss)
   on investments and interest-rate
   swaps                                          (0.20)         0.23          (0.14)          0.70           (1.75)
-------------------------------------------------------------------------------------------------------------------
 Total from investment operations                  0.44          1.05           0.69           1.50           (0.73)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
 Net investment income                            (0.71)        (0.84)         (0.84)         (0.89)          (0.96)
 Tax return of capital                            (0.06)            -              -             -              -
-------------------------------------------------------------------------------------------------------------------
 Total distributions                              (0.77)        (0.84)         (0.84)         (0.89)          (0.96)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $    9.94       $ 10.27       $  10.06       $  10.21        $   9.60
-------------------------------------------------------------------------------------------------------------------
Per share market price, end of year           $    8.56       $  9.38       $   9.00       $   8.88        $   8.25
Total Investment Return
 Based on market price                            (0.74%)       13.92%         11.24%         18.83%         (13.32%)
 Based on net asset value                          5.22%        11.65%          8.08%         17.48%          (6.19%)
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)        $ 117,413      $121,312       $118,838       $120,617        $113,401
Ratio of investment income to average
 net assets                                        9.68%        10.97%         11.12%         10.58%          12.18%
Ratio of operating expenses to average
 net assets                                        1.02%         1.08%          1.13%          1.09%           1.22%
Ratio of total expenses to average net
 assets                                            3.29%         2.78%          2.84%          2.39%           2.38%
Ratio of net investment income to
 average net assets                                6.39%         8.19%          8.28%          8.19%           9.80%
Portfolio turnover rate                           79.70%        70.50%        189.71%        153.92%         173.71%
Shares outstanding at end of year
 (in thousands)                                  11,818        11,818         11,818         11,818          11,818
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

NOTE 1: ORGANIZATION
Mentor Income Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.


(a) Valuation of Securities -- The Fund values mortgage-backed securities, mortgage-related, asset-backed and other debt-related securities on the basis of valuations provided by dealers approved by the Fund's Board of Directors. In determining value, the dealers use information with respect to transactions in such securities, various relationships between securities, and yield to maturity. Exchange-traded options are valued at the closing sales price or the average of the quoted bid and asked price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.


(b) Repurchase Agreements -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's advisor to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.


(c) Options -- In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options and write covered call options on portfolio securities.


The Fund may purchase put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes, although it does not employ options for this at the present time. The Fund will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.


(d) Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Fund may buy and sell futures contracts. The Fund may also buy

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

or write put or call options on these futures contracts.


The Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Fund will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At October 31, 1998, the Fund had no open futures contracts.


(e) Dollar-Rolls -- A dollar-roll is a simultaneous agreement to sell a security held in the Fund's portfolio with a purchase of a similar security at a future date at an agreed-upon price. The difference between the sale and repurchase price is recorded as interest income to the Fund. Dollar-rolls are accounted for as financing transactions by the Fund and no gain or loss is recognized, provided that the sale and subsequent repurchase involve substantially identical securities. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.


(f) Short Sales -- A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. If the price of the security sold short increases between the time of the

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

short sale and the time the Fund must deliver the security, the Fund realizes a loss.


(g) Interest-Rate Swaps -- An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. For the year ended October 31, 1998, the Fund had realized losses of $44,201 in connection with closed interest-rate swap agreements. As of October 31, 1998, the Fund had no outstanding interest-rate swap contracts.


(h) Interest-Rate Cap -- An interest-rate cap is similar to an interest-rate swap, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate. No collateral is provided by the counterparty to the transaction and as such the Fund is exposed to credit risk in the event of non-performance by the other party to the interest-rate cap.


(i) Residual Interests -- The Fund invests in mortgage security residual interests ("residuals") which are considered derivative securities. A derivative security is any investment that derives its value from an underlying security, asset, or market index. The Fund's investment in residuals has been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Fund has not incurred any indebtedness in the course of making these residual investments; nor have the Fund's assets been pledged to secure the indebtedness of the issuing structure or the Fund's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Fund's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(j) Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis with interest income on principal-only securities, interest-only securities and residual interests determined using the effective-yield method based upon estimates of future net cash flows. Estimated effective yields are periodically updated consistent with changes in interest rates and prepayment assumptions. Premiums and discounts on mortgage securities and collateralized mortgage obligations are amortized into interest income using the effective-yield method.


(k) Federal Income Taxes -- No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.


The Fund had an unused realized capital loss carryforward for income-tax purposes of $14,721,588 at October 31, 1998, of which $108,152 expires on October 31, 2001, $11,955,561 expires on October 31, 2003, $1,699,165 expires on October 31, 2004 and $958,710 expires on October 31, 2006.


(l) Reclassification of Capital Accounts -- Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.


(m) Distributions to Shareholders -- The Fund declares and distributes dividends monthly from net investment income and annually from net realized capital gains, if any, after offsetting capital-loss carryovers. Reinvestment of income distribution is a non-cash transaction.


NOTE 3: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
Mentor Advisors, LLC ("Mentor Advisors"), the Fund's investment advisor, receives for its services an annual investment advisory fee of 0.65% of average weekly net assets. Mentor

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor"), which is in turn a partially owned subsidiary of Wheat First Union and EVEREN Capital Corporation. Mentor provides administrative personnel and services to the Fund at an annual rate of 0.10% of the Fund's average weekly net assets.


NOTE 4: BORROWINGS
The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1998 was approximately $22,020,634 or $1.86 per share based on average shares outstanding of 11,817,776 during the period at a weighted average interest rate of 5.51%. The maximum amount of borrowings outstanding at any day during the period was $52,056,926 (including accrued interest) as of November 24, 1997, at a weighted average interest rate of 4.94%, and was 27.03% of total assets. The average rate on the October 31, 1998, borrowing was 5.21% and matures on November 11, 1998.


NOTE 5: CAPITAL SHARE TRANSACTIONS
The Fund has authorized 200,000,000 shares of $.01 par value common stock. At October 31, 1998, there were 11,817,776 shares issued and outstanding, including, 1,151,463 shares issued under the Fund's reinvestment plan and 666,313 from an equity rights offering which occurred from December 23, 1991 to January 31, 1992. During the year ended October 31, 1998, no shares were issued.

MENTOR INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) SHOWN IN THOUSANDS OF DOLLARS AND PER COMMON SHARE:



                                                                                                           INCREASE(DECREASE)
                            INVESTMENT               NET INVESTMENT              NET GAIN(LOSS)              IN NET ASSETS
                              INCOME                     INCOME                  ON INVESTMENTS             FROM OPERATIONS
                     ------------------------   ------------------------   --------------------------   ------------------------
                                      PER                        PER                          PER                        PER
QUARTER END             TOTAL        SHARE         TOTAL        SHARE         TOTAL          SHARE         TOTAL        SHARE
------------------   ----------   -----------   ----------   -----------   -----------   ------------   ----------   -----------
1998
October 31, 1998      $ 2,104      $   0.18      $ 1,719      $   0.15      $   (254)     $   (0.02)     $ 1,465      $   0.13
July 31, 1998           2,761          0.23        1,875          0.16           500           0.04        2,375          0.20
April 30, 1998          2,898          0.25        1,900          0.16        (1,937)         (0.16)         (37)        (0.00)
January 31, 1998        3,757          0.32        2,111          0.17          (713)         (0.06)       1,398          0.11
1997
October 31, 1997      $ 3,095      $   0.26      $ 2,459      $   0.21      $   (512)     $   (0.04)     $ 1,947      $   0.16
July 31, 1997           3,545          0.30        2,551          0.21         4,579           0.39        7,130          0.60
April 30, 1997          3,303          0.28        2,423          0.21            11           0.00        2,434          0.21
January 31, 1997        3,096          0.26        2,303          0.19        (1,410)         (0.12)         893          0.08

ADDITIONAL INFORMATION


YEAR 2000 (UNAUDITED)

The Fund receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MENTOR INCOME FUND, INC.
We have audited the accompanying statement of assets and liabilities of Mentor Income Fund, Inc., including the portfolio of investments as of October 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1996 were audited by other auditors whose report dated December 19, 1996 expressed an unqualified opinion on those financial highlights.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor Income Fund, Inc. as of October 31, 1998, the results of its operations, cash flows, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.


/s/ KPMG PEAT MARWICK LLP




Boston, Massachusetts
December 18, 1998

MENTOR INCOME FUND, INC.
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is provided to shareholders of the Fund pursuant to which they have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional fund shares. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as Agent for shareholders in administering the Plan. When the Fund declares a dividend or determines to make a capital gain distribution, nonparticipants in the Plan will receive cash. If you participate in the Plan, you will receive the equivalent in shares of the Fund as follows: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the Plan Agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the Plan Agent has completed its purchases, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice (not less than 10 business days prior to any dividend record date) to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your reinvested shares held by the Agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the Plan Agent upon any cash withdrawal or termination. The Plan may be terminated by the Agent of the Fund upon written notice mailed to each participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and distributions. It is anticipated that these commissions will be lower than those would normally incur individually, since these shares are purchased in large blocks by the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

If you hold shares of the Fund in your own name, you are an automatic participant in this Plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is able to participate in the Plan, dividend and capital gain distributions will be credited to your account. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be re-registered in your name so that you can participate in the Plan. If your shares are registered in your name, and you desire to receive your dividends and capital gain distributions in cash, you must notify the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

SHAREHOLDER INFORMATION

INVESTMENT MANAGER
 CORPORATE OFFICE
     Mentor Investment Advisors, LLC
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219


 INVESTOR RELATIONS OFFICE
     1-800-382-0016


 OPERATIONS OFFICE
     Riverfront Plaza, 901 East Byrd Street
     Richmond, Virginia 23219


TRANSFER AGENT AND REGISTRAR
     State Street Bank & Trust Company
     Post Office Box 366
     Boston, Massachusetts 02101
     (800) 426-5523


CUSTODIAN
    Investor Fiduciary Trust Company
    811 Main - 11th Floor
    Kansas City, Missouri 64105


INDEPENDENT AUDITORS
    KPMG Peat Marwick LLP
    99 High Street
    Boston, Massachuetts 02110


LEGAL COUNSEL
    Ropes & Gray
    One International Place
    Boston, Massachusetts 02110



DIRECTORS AND OFFICERS


DIRECTORS
     Daniel J. Ludeman, CHAIRMAN
     Arch T. Allen III
     Jerry R. Barrentine
     Arnold H. Dreyfuss
     Weston E. Edwards
     Thomas F. Keller
     Louis W. Molechert
     J. Garnett Nelson
     Troy A. Peery
     Peter J. Quinn


OFFICERS
     Paul F. Costello, PRESIDENT
     Terry L. Perkins, TREASURER
     Geoffry B. Sale, SECRETARY
     Michael A. Wade, ASSISTANT TREASURER

MK#1309

                            Mentor Income Fund, Inc.



                          --------------------------
                                 ANNUAL REPORT
                          --------------------------
                                October 31, 1998















                         [MENTOR INVESTMENT GROUP LOGO]